UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): October 16, 2015

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	July '15	August '15	September '15
Process Management	>-20	-20	-20
Industrial Automation	-20	-20 to -15	-20 to -15
Network Power	-15 to -10	-10 to -5	-15 to -10
Climate Technologies	-10	-15 to -10	-15 to -10
Commercial & Residential Solutions	0 to 5	-5 to 0	-5 to 0
Total Emerson	-20 to -15	-15	-20 to -15

September 2015 Orders Comments

Trailing three-month orders decreased 16 percent as monthly orders continue to reflect low oil prices, a global slowdown in industrial capital spending, demand weakness in China, and strength of the U.S. dollar, which deducted 5 percentage points through currency translation. Underlying orders were down 11 percent reflecting slow market conditions in all segments.

Process Management order trends continued to reflect the impact of low oil prices, as well as unfavorable currency translation, which deducted 6 percentage points, including backlog revaluation. Underlying orders decreased in all regions. MRO orders continue to be negatively impacted as global oil and gas customers continue to reduce both capital and operational spending.

Industrial Automation orders were down, reflecting continued weakness in industrial spending, upstream oil and gas markets, and Europe. Underlying orders decreased in most businesses. Currency translation deducted 7 percentage points.

Network Power orders decreased as underlying global demand for data center infrastructure and telecommunications investment was mixed. Currency translation deducted 7 percentage points.

Climate Technologies orders were down as orders growth was impacted by difficult comparisons in US HVAC due to the regulatory driven inventory pre-build in the prior year. Outside of the United States, underlying growth in Europe was solid and Asia Pacific was down due to reduced demand in China. Currency translation deducted 3 percentage points.

Commercial & Residential Solutions orders decreased moderately. Underlying growth in wet/dry vacuums and food waste disposers was more than offset by decreases in the storage and professional tools businesses. Currency translation deducted 2 percentage points.

In the future, the Company will transition the release of orders from monthly to quarterly. The next release will occur in the month of December and will include orders data for the months of September, October and November. Quarterly releases will be scheduled for the months of December, March, June and September.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include Emerson's ability to successfully complete, and the financial impact of, its strategic portfolio repositioning actions, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	October 16, 2015	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary